PRODUCTIVITY SOLUTIONS AND SERVICES BUSINESS OF HONEYWELL INTERNATIONAL INC.
Condensed Combined Financial Statements (Unaudited)
As of and for the six months ended June 27, 2026 and June 28, 2025

CONDENSED COMBINED FINANCIAL STATEMENTS AS OF AND FOR THE SIX MONTHS ENDED JUNE 27, 2026 AND JUNE 28, 2025 (Unaudited)

PRODUCTIVITY SOLUTIONS AND SERVICES BUSINESS OF HONEYWELL INTERNATIONAL INC.
CONDENSED COMBINED STATEMENTS OF OPERATIONS (Unaudited)
(Dollars in millions)

	Six Months Ended
	June 27, 2026	June 28, 2025
Net sales	566	557
Cost of sales	337	291
Research and development expenses	49	47
Selling, general and administrative expenses	148	139
Other expense (income)	5	(4)
Total costs, expenses and other	539	473
Income before taxes	27	84
Income tax expense	1	23
Net income	$26	$61

The Notes to the unaudited Condensed Combined Financial Statements are an integral part of this statement.

PRODUCTIVITY SOLUTIONS AND SERVICES BUSINESS OF HONEYWELL INTERNATIONAL INC.
CONDENSED COMBINED STATEMENTS OF COMPREHENSIVE INCOME (Unaudited)
(Dollars in millions)

	Six Months Ended
	June 27, 2026	June 28, 2025
Net income	$26	$61
Other comprehensive (loss) income, net of tax
Foreign exchange translation adjustment	(6)	27
Cash flow hedges recognized in other comprehensive income	1	(2)
Less: Reclassification adjustment for (losses) gains included in net income	(1)	1
Changes in fair value of cash flow hedges	—	(1)
Total other comprehensive (loss) income, net of tax	(6)	26
Comprehensive income	$20	$87

The Notes to the unaudited Condensed Combined Financial Statements are an integral part of this statement.

PRODUCTIVITY SOLUTIONS AND SERVICES BUSINESS OF HONEYWELL INTERNATIONAL INC.
CONDENSED COMBINED BALANCE SHEETS (Unaudited)
(Dollars in millions)

	June 27,	December 31,
	2026	2025
ASSETS
Current assets:
Cash and cash equivalents	$111	$242
Accounts receivable, net	198	216
Inventories	252	191
Contract assets	6	8
Other current assets	35	28
Total current assets	602	685
Property, plant and equipment – net	25	27
Goodwill	1,132	1,138
Intangible assets - net	35	43
Deferred income taxes	45	38
Right-of-use assets	12	14
Other assets	19	20
Total assets	$1,870	$1,965
LIABILITIES
Current liabilities:
Accounts payable	$343	$251
Accrued liabilities	125	134
Contract liabilities	131	124
Total current liabilities	599	509
Deferred income taxes	10	10
Operating lease liabilities	7	9
Contract liabilities	94	95
Other liabilities	75	81
Total liabilities	785	704
EQUITY
Net Parent investment	1,088	1,258
Accumulated other comprehensive (loss) income	(3)	3
Total equity	1,085	1,261
Total liabilities and equity	$1,870	$1,965

PRODUCTIVITY SOLUTIONS AND SERVICES BUSINESS OF HONEYWELL INTERNATIONAL INC.
CONDENSED COMBINED STATEMENTS OF CASH FLOWS (Unaudited)
(Dollars in millions)

	Six Months Ended
	June 27, 2026	June 28, 2025
Cash flows from operating activities:
Net income	$26	$61
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation	3	3
Amortization	7	9
Repositioning	—	5
Net payments for repositioning	(1)	(1)
Stock compensation expense	4	2
Deferred income taxes	(4)	(3)
Changes in assets and liabilities
Accounts receivable	18	(1)
Inventories	(58)	(47)
Contract assets	2	1
Other current assets	(7)	—
Accounts payable	86	3
Accrued liabilities	(8)	(7)
Contract liabilities	8	3
Other	(3)	(7)
Net cash provided by operating activities	73	21
Cash flows from investing activities:
Expenditures for property, plant, and equipment	(2)	(2)
Net cash used for investing activities	(2)	(2)
Cash flows from financing activities:
Net transfers to Parent	(203)	(63)
Net cash used for financing activities	(203)	(63)
Effect of foreign exchange rate changes on cash and cash equivalents	1	5
Net decrease in cash and cash equivalents	(131)	(39)
Cash and cash equivalents at beginning of period	242	267
Cash and cash equivalents at end of period	$111	$228

The Notes to the unaudited Condensed Combined Financial Statements are an integral part of this statement.

PRODUCTIVITY SOLUTIONS AND SERVICES BUSINESS OF HONEYWELL INTERNATIONAL INC.
CONDENSED COMBINED STATEMENTS OF EQUITY (Unaudited)
(Dollars in millions)

	Net Parent Investment	Accumulated Other Comprehensive (Loss) Income	Total Equity
Balance January 1, 2025	$1,222	$(22)	$1,200
Net income	61	—	61
Foreign exchange translation adjustment	—	27	27
Changes in fair value of effective cash flow hedges	—	(1)	(1)
Net transfers to Parent	(61)	—	(61)
Balance June 28, 2025	$1,222	$4	$1,226

Balance January 1, 2026	$1,258	$3	$1,261
Net income	26	—	26
Foreign exchange translation adjustment	—	(6)	(6)
Changes in fair value of effective cash flow hedges	—	—	—
Net transfers to Parent	(196)	—	(196)
Balance June 27, 2026	$1,088	$(3)	$1,085

The Notes to the unaudited Condensed Combined Financial Statements are an integral part of this statement.

PRODUCTIVITY SOLUTIONS AND SERVICES BUSINESS OF HONEYWELL INTERNATIONAL INC.
NOTES TO THE CONDENSED COMBINED FINANCIAL STATEMENTS (Unaudited)
(Dollars in millions, unless otherwise noted)

Note 1. Business Overview and Basis of Presentation
The accompanying unaudited Condensed Combined Financial Statements and notes present the combined results of operations, financial position and cash flows of the Productivity Solutions and Services business (“Productivity”, the “Business” or the “Company”) of Honeywell International Inc. (“Honeywell” or “Parent”). The Company provides hardware, software and automation solutions, including mobile devices, data capture devices, and cloud-based software to customers across industries such as retail, logistics, distribution and healthcare.
For the periods presented in these unaudited Combined Financial Statements, the Business historically operated as part of Honeywell’s Industrial Automation segment; consequently, separate financial statements have not historically been prepared for the Business. The unaudited Condensed Combined Financial Statements have been derived from Honeywell’s historical accounting records as if the operations of the Business had been conducted independently from Honeywell and were prepared on a stand-alone basis in accordance with accounting principles generally accepted in the United States of America (“GAAP”).
The historical results of operations, financial position and cash flows of the Business presented in these unaudited Condensed Combined Financial Statements may not be indicative of what they would have been had the Business been an independent stand-alone entity, nor are they necessarily indicative of the Business’ future combined results of operations, financial position, and cash flows.
The unaudited Condensed Combined Financial Statements include all revenues and costs directly attributable to the Business and an allocation of expenses related to certain Honeywell corporate functions (Note 3). The costs of such corporate functions were allocated to the Business based on direct usage when identifiable, with the remainder of these expenses allocated to the Business based on a proportion of net sales. The Business and Honeywell consider these allocations to be a reasonable reflection of the utilization of services or the benefits received. However, the allocations may not be indicative of the actual expense that would have been incurred had the Business operated as an independent, stand-alone entity, nor are they indicative of future expenses of the Business.
The unaudited Condensed Combined Financial Statements include assets and liabilities specifically attributable to the Business and certain assets and liabilities that are held by Honeywell that are specifically identifiable or otherwise attributable to the Business. Honeywell uses a centralized approach to cash management and financing of its operations. Accordingly, a substantial portion of the Business’ cash accounts are regularly cleared to the Parent at Honeywell’s discretion. Transfers of cash between Honeywell and the Business are included within Net transfers to Parent on the Combined Statements of Cash Flows and the Combined Statements of Equity. Cash and cash equivalents in the unaudited Condensed Combined Financial Statements represent cash and cash equivalents held by or amounts otherwise attributable to the Business. Honeywell’s long-term debt and related interest expense have not been attributed to the Business for the period presented because Honeywell’s borrowings are neither directly attributable to the Business nor is the Business the legal obligor of such borrowings.
All intercompany transactions and balances within the Business have been eliminated. Transactions between the Business and Honeywell are deemed to have been settled immediately through Net Parent investment. The net effect of the deemed settled transactions is reflected in the Combined Statements of Cash Flows as Net transfers to Parent within financing activities and in the Combined Balance Sheet as Net Parent investment.
The Condensed Combined Balance Sheet as of December 31, 2025, presented herein, has been derived from the Company’s audited consolidated financial statements for the fiscal year then ended. In the opinion of management, the unaudited Condensed Combined Financial Statements reflect all adjustments necessary to present fairly the combined results of operations, financial position and cash flows of the Company for the periods presented. The interim results of operations and cash flows should not necessarily be taken as indicative of the entire year. The interim Condensed Combined Financial Statements should be read in conjunction with the audited consolidated financial statements, including notes thereto, for the year ended December 31, 2025.
The Company reports its quarterly financial information using a calendar convention which follows Honeywell's practice of establishing actual quarterly closing dates using a predetermined fiscal calendar, which requires the Company to close its books on a Saturday in order to minimize the potentially disruptive effects of quarterly closing on the Company's business processes.

PRODUCTIVITY SOLUTIONS AND SERVICES BUSINESS OF HONEYWELL INTERNATIONAL INC.
NOTES TO THE CONDENSED COMBINED FINANCIAL STATEMENTS (Unaudited) (Continued)
(Dollars in millions, unless otherwise noted)

Note 2. Summary of Significant Accounting Policies
The accounting policies of the Company are set forth in Note 2, Summary of Significant Accounting Policies of Notes to the Condensed Combined Financial Statements in the Company’s audited Condensed Combined Financial Statements for the years ended December 31, 2025 and 2024. There have been no material changes to the Company's significant accounting policies since December 31, 2025. The related disclosures have been omitted as their inclusion would duplicate information previously presented in the annual financial statements, consistent with Rule 10-01(a)(5) of Regulation S-X.
Recent Accounting Pronouncements
In September 2025, the FASB issued ASU 2025-06, Intangibles—Goodwill and Other—Internal-Use Software (Subtopic 350-40): Targeted Improvements to the Accounting for Internal-Use Software, which modernizes the accounting for internal-use software costs by removing all references to prescriptive and sequential software development stages. The new standard requires entities to consider whether significant development uncertainty has been resolved before starting to capitalize software costs and aligns disclosure requirements with Accounting Standard Codification (ASC) 360, Property, Plant, and Equipment. The ASU is effective for annual and interim reporting periods beginning after December 15, 2027, and can be applied prospectively, retrospectively, or using a modified transition method, with early adoption permitted. The Company is currently evaluating the impact of this guidance on the Company's Condensed Combined Financial Statements.
In November 2024, the FASB issued ASU 2024-03, Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses, which requires companies to disclose additional information about the types of expenses in commonly presented expense captions. The new standard requires tabular disclosure of specified natural expenses in certain expense captions, a qualitative description of amounts that are not separately disaggregated, and disclosure of the Company's definition and total amount of selling expenses. The ASU should be applied prospectively for annual reporting periods beginning after December 15, 2026, with retrospective application and early adoption permitted. The Company is currently evaluating the impact of this guidance on the Company's Condensed Combined Financial Statements.

Note 3. Corporate Allocations and Net Parent Investment
Corporate Allocations
The unaudited Condensed Combined Financial Statements reflect allocations of certain expenses from Honeywell including, but not limited to, legal, accounting, information technology, human resources and other infrastructure support. The costs of such services have been allocated on a pro rata basis of net sales, utilizing the Business’ proportion of total Honeywell revenue in the period, relative to the Honeywell expense cost pool.
This allocation method is believed to be a reasonable reflection of the utilization of services by the Business or the benefits provided by the Parent. Allocations for management costs and corporate support services provided to the Business totaled $36 million and $27 million for the six months ended June 27, 2026 and June 28, 2025, respectively, and such amounts are included within Selling, general and administrative expenses in the Combined Statements of Operations. These corporate allocations include stock-based compensation expense allocated to the Company for corporate and shared employees of $3 million and $1 million for the six months ended June 27, 2026 and June 28, 2025, respectively.
The financial information in these unaudited Condensed Combined Financial Statements does not necessarily include all the expenses that would have been incurred by the Business had it been a separate, stand-alone entity. Actual costs that may have been incurred if the Business had been a stand-alone company would depend on a number of factors, including the chosen organization structure and functions outsourced or performed by employees.
Parent Company Credit Support
Honeywell provides the Company with parent credit support in certain jurisdictions. To support the Company in selling products and services globally, Honeywell enters into contracts on behalf of the Company or issues Parent guarantees. Honeywell also provides similar credit support for some non-customer related activities of the Company. There are no instances under the Company’s existing customer contracts requiring payments or performance under parent company guarantees. As such, the Company recorded no amounts related to parent company guarantees in the unaudited Condensed Combined Financial Statements as of or for the six months June 27, 2026 and June 28, 2025.

PRODUCTIVITY SOLUTIONS AND SERVICES BUSINESS OF HONEYWELL INTERNATIONAL INC.
NOTES TO THE CONDENSED COMBINED FINANCIAL STATEMENTS (Unaudited) (Continued)
(Dollars in millions, unless otherwise noted)

Net Parent Investment
Honeywell uses a centralized approach for the purpose of cash management and financing of its operations. Excess cash generated by the Company is transferred to Honeywell daily and Honeywell funds the Company’s operating and investing activities as needed. The Company operates a centralized non-interest-bearing cash pool in the U.S. and regional interest-bearing cash pools outside of the U.S. The total net effect of the settlement of these intercompany transactions is reflected in the Combined Statements of Cash Flows as a financing activity and in the unaudited Condensed Combined Financial Statements as Net Parent investment.

Note 4. Revenue Recognition and Contracts with Customers
Contract Balances
The Company tracks progress on satisfying performance obligations under contracts with customers and the related billings and cash collections are recorded on the Combined Balance Sheet in Accounts receivable—net (billed receivables) and Contract assets or Other Assets (short-term unbilled receivables and long-term unbilled receivables, respectively) and Contract liabilities (customer advances and deferred revenue). Unbilled receivables (contract assets) arise when the timing of cash collected from customers differs from the timing of revenue recognition. Contract assets are recognized when the revenue associated with the contract is recognized prior to billing and derecognized when billed in accordance with the terms of the contract. Contract liabilities consist of deferred revenue and are recorded when customers remit contractual cash payments in advance of the Company satisfying performance obligations under contractual arrangements. Contract liabilities are derecognized when revenue is recorded when the performance obligation is satisfied. Deferred revenue that will be recognized during the succeeding 12-month period is recorded as current deferred revenue, and the remaining portion is recorded as long-term deferred revenue.
Contract balances are classified as assets or liabilities on a contract-by-contract basis at the end of each reporting period.
The following table summarizes the Company's contract assets and liabilities balances:

	Six Months Ended
	June 27, 2026	June 28, 2025
Contract assets - Beginning of period	$8	$14
Contract assets - End of period	6	10
Change in contract assets - decrease	(2)	(4)
Contract liabilities - Beginning of period	(219)	(217)
Contract liabilities - End of period	(225)	(223)
Change in contract liabilities - increase	(6)	(6)
Net change	$(8)	$(10)
Contract assets were $6 million and $8 million as of June 27, 2026, and December 31, 2025, respectively, substantially all of which related to unbilled receivables under long-term contracts. Contract liabilities were $225 million as of June 27, 2026, substantially all of which related to deferred revenue. For the six months ended June 27, 2026 the Company recognized revenue of $115 million that was previously included in the beginning balance of contract liabilities.
When contracts are modified to account for changes in contract specifications and requirements, the Company considers whether the modification either creates new or changes the existing enforceable rights and obligations. The effect of a contract modification on the transaction price and the Company’s measure of progress for the performance obligation to which it relates is recognized as an adjustment to revenue (either as an increase in or a reduction of revenue) on a cumulative catch-up basis. When the modifications include additional performance obligations that are distinct and at relative stand-alone selling price, they are accounted for as a new contract and performance obligation, which are recognized prospectively.
Performance Obligations
A performance obligation is a promise in a contract to transfer a distinct good or to provide a service to the customer and is defined as the unit of account. A contract’s transaction price is allocated to each distinct performance obligation and recognized as revenue when, or as, the performance obligation is satisfied. For any contracts with multiple performance obligations, the Company allocates the contract’s transaction price to each performance obligation based on the estimated relative stand-alone selling price of each distinct

PRODUCTIVITY SOLUTIONS AND SERVICES BUSINESS OF HONEYWELL INTERNATIONAL INC.
NOTES TO THE CONDENSED COMBINED FINANCIAL STATEMENTS (Unaudited) (Continued)
(Dollars in millions, unless otherwise noted)

good or service in the contract. In such cases, the observable stand-alone sales are used to determine the stand-alone selling price. For product sales, each product sold to a customer typically represents a distinct performance obligation.
Performance obligations are satisfied as of a point in time or over time. Performance obligations are supported by contracts with customers, providing a framework for the nature of the distinct goods, services or bundle of goods and services. The timing of satisfying the performance obligation is typically indicated by the terms of the contract.
The disaggregation of the Company's revenue based off timing of recognition is as follows:

	Six Months Ended
	June 27, 2026	June 28, 2025
Products, transferred point in time	$448	$430
Products, transferred over time	—	4
Net product sales	448	434
Services, transferred point in time	10	14
Services, transferred over time	108	109
Net service sales	118	123
Net sales	$566	$557
The Company recognized performance obligations of $325 million as of June 27, 2026, which will be satisfied over the course of future periods. The Company’s disclosure of the timing for satisfying the performance obligation is based on the requirements of contracts with customers. However, from time to time, these contracts may be subject to modifications, impacting the timing of satisfying the performance obligations.
The timing of satisfaction of the Company’s performance obligations does not significantly vary from the typical timing of payment. Typical payment terms of the Company's fixed price overtime contracts include progress payments based on specified events or milestones or based on project progress. For some contracts, the Company may be entitled to receive an advance payment.
The Company grants credit terms to its customers in the normal course of business. The terms and conditions of the Company’s credit sales are designed to mitigate or eliminate concentrations of credit risk with any single customer. The Company’s sales are not materially dependent on a single customer or a small group of customers.

Note 5. Repositioning Charges
A summary of repositioning charges is as follows:

	Six Months Ended
	June 27, 2026	June 28, 2025
Severance	$1	$5
Asset impairments	—	—
Reserve adjustments	(1)	—
Total net repositioning charge	$—	$5
The following table summarizes the pre-tax distribution of total net repositioning charges by classification in the Combined Statement of Operations classification:

	Six Months Ended
	June 27, 2026	June 28, 2025
Cost of sales	$—	$—
Selling, general and administrative	—	5
Total net repositioning charge	$—	$5
For the six months ended June 27, 2026, the Company recognized repositioning charges totaling $1 million, including severance costs of $1 million resulting from workforce reductions related to manufacturing and administrative positions. Additionally, $1 million

PRODUCTIVITY SOLUTIONS AND SERVICES BUSINESS OF HONEYWELL INTERNATIONAL INC.
NOTES TO THE CONDENSED COMBINED FINANCIAL STATEMENTS (Unaudited) (Continued)
(Dollars in millions, unless otherwise noted)

previously established reserves, primarily for severance, were returned to income primarily driven by certain adjustments to the earlier announced repositioning actions.
For the six months ended June 28, 2025, the Company recognized repositioning charges totaling $5 million, including severance costs of $5 million resulting from workforce reductions related to manufacturing and administrative positions.
The following table summarizes the status of the Company’s total repositioning reserves:

	Severance Costs	Asset Impairments	Total
Balance at January 1, 2026	$5	$—	$5
Charges	1	—	1
Usage—cash	(1)	—	(1)
Usage—noncash	—	(1)	(1)
Adjustments	(1)	—	(1)
Balance at June 27, 2026	$4	$(1)	$3
Certain repositioning projects will recognize exit costs in future periods when the actual liability is incurred. Such exit costs incurred for the six months ended June 27, 2026 and June 28, 2025 were $6 million and $1 million respectively.

Note 6. Income Taxes
The effective tax rate was 3.7% and 27.4% for the six months ended June 27, 2026 and June 28, 2025, respectively. For the six months ended June 27, 2026, the effective tax rate was lower than the U.S. federal statutory rate of 21% primarily due to the release of a reserve for uncertain tax positions resulting from a foreign audit settlement. For the six months ended June 28, 2025, the effective tax rate was higher than the U.S. federal statutory rate of 21% primarily due to US tax on foreign earnings and state taxes, offset partially by the mix of earnings taxed at differing tax rates in various jurisdictions.

Note 7. Inventories

	June 27,	December 31,
	2026	2025
Raw materials	$159	$87
Work in process	8	8
Finished products	85	96
Total Inventories	$252	$191

Note 8. Property, Plant and Equipment–Net

	June 27,	December 31,
	2026	2025
Machinery and equipment	$67	$63
Buildings and improvements	17	16
Construction in progress	5	11
Total Property, plant and equipment	89	90
Less – Accumulated depreciation	(64)	(63)
Total Property, plant and equipment – net	$25	$27
Depreciation expense was $3 million and $3 million for the six months ended June 27, 2026 and June 28, 2025, respectively.

PRODUCTIVITY SOLUTIONS AND SERVICES BUSINESS OF HONEYWELL INTERNATIONAL INC.
NOTES TO THE CONDENSED COMBINED FINANCIAL STATEMENTS (Unaudited) (Continued)
(Dollars in millions, unless otherwise noted)

Note 9. Goodwill and Intangible Assets–Net
The following table summarizes the change in the carrying amount of goodwill:

June 27,
2026
Balance as of January 1	$1,138
Currency translation adjustment	(6)
Total Goodwill	$1,132
Intangible assets are comprised of the following:

	June 27, 2026			December 31, 2025
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount

Definite-life intangibles
Customer relationships	$422	$(396)	$26	$422	$(390)	$32
Patents and technology	230	(221)	9	230	(219)	11
Other intangible assets	4	(4)	—	5	(5)	—
Trademarks	33	(33)	—	33	(33)	—
Total Intangibles Assets – net	$689	$(654)	$35	$690	$(647)	$43
Amortization expense related to intangible assets was $7 million and $8 million for the six months ended June 27, 2026 and June 28, 2025, respectively.

Note 10. Leases
The Company's operating lease portfolio is described in Note 10. Leases of Notes to the Condensed Combined Financial Statements in the Company’s audited Condensed Combined Financial Statements for the years ended December 31, 2025 and 2024.
Supplemental combined balance sheet information related to leases was as follows:

	June 27,	December 31,
	2026	2025
Operating leases:
Operating lease right-of-use assets	$12	$14

Accrued liabilities	5	5
Other liabilities	7	9
Total operating lease liabilities	$12	$14
Weighted-average remaining lease term (in years):	3	3
Weighted-average discount rate:	4.0%	4.1%

PRODUCTIVITY SOLUTIONS AND SERVICES BUSINESS OF HONEYWELL INTERNATIONAL INC.
NOTES TO THE CONDENSED COMBINED FINANCIAL STATEMENTS (Unaudited) (Continued)
(Dollars in millions, unless otherwise noted)

Note 11. Other liabilities
Other Liabilities

	June 27,	December 31,
	2026	2025
Income taxes payable	$73	$78
Other liabilities	2	3
Total Other Liabilities	$75	$81

Note 12. Accumulated Other Comprehensive Income (Loss)
Changes in Accumulated Other Comprehensive Income (Loss) by Component

	Foreign Exchange Translation Adjustment	Changes in Fair Value of Effective Cash Flow Hedges	Total Accumulated Other Comprehensive (Loss) Income
Balance as of January 1, 2025	$(20)	$(2)	$(22)
Other comprehensive income (loss) before reclassifications	27	(2)	25
Amount reclassified from accumulated other comprehensive income	—	1	1
Net current period other comprehensive income	27	(1)	26
Balance as of June 28, 2025	$7	$(3)	$4

Balance as of January 1, 2026	$5	$(2)	$3
Other comprehensive income (loss) before reclassifications	(6)	1	(5)
Amount reclassified from accumulated other comprehensive income	—	(1)	(1)
Net current period other comprehensive income	(6)	—	(6)
Balance as of June 27, 2026	$(1)	$(2)	$(3)
Amounts reclassified out of Accumulated other comprehensive income (loss) related to cash flow hedges are included within Net sales or Cost of sales in the Combined Statements of Operations, depending on the nature of the underlying transaction being hedged.

Note 13. Supply Chain Financing
The following table summarizes the Company's outstanding obligations confirmed as valid related to the Supply Chain Financing programs:

June 27,
2026
Confirmed obligations outstanding at the beginning of the year	$40
Invoices confirmed during the year	105
Less: Confirmed invoices paid during the year	49
Confirmed obligations outstanding at the end of the year	$96
Note 14. Commitments and Contingencies
Other Matters
The Company is subject to a variety of lawsuits, investigations and disputes arising out of the ordinary course of the business, including but not limited to, matters relating to commercial transactions, product liability, employment, and intellectual property. The Company recognizes a liability for any contingency that is probable of occurrence and reasonably estimable. The Company continually assesses the likelihood of adverse judgments of outcomes in these matters, as well as potential ranges of possible losses (taking into consideration any insurance recoveries), based on a careful analysis of each matter with the assistance of outside legal counsel and, if

PRODUCTIVITY SOLUTIONS AND SERVICES BUSINESS OF HONEYWELL INTERNATIONAL INC.
NOTES TO THE CONDENSED COMBINED FINANCIAL STATEMENTS (Unaudited) (Continued)
(Dollars in millions, unless otherwise noted)

applicable, other experts. Considering the Company's past experience and existing accruals, the Company does not expect the outcome of such matters, either individually or in the aggregate, to have a material adverse effect on the Company's financial position.

Note 15. Subsequent Events
The Company evaluated subsequent events for recognition or disclosure through October 15, 2026, the date the Condensed Combined Financial Statements were available to be issued.
On August 3, 2026, Honeywell completed the sale of the Company (the “Sale”) for total consideration of $1,370 million, net of cash transferred. As these Condensed Combined Financial Statements have been prepared on a historical basis and present the results of operations, assets and liabilities of the Company prior to completion of the Sale, the effects of the Sale are not reflected in the Condensed Combined Financial Statements.